EXHIBIT 10


                              CONSULTING AGREEMENT

     This Agreement is made this ___________ day of January 2003 by and between _____________________________________ (Name of Consultant)("Consultant") with offices at ____________________________________________________ (Adddress) and
Universe2U Inc., a Nevada corporation with offices at 8500 Leslie Street, Suite 500, Thornhill, Ontario L3T 7M8, Canada (the "Company").

W I T N E S S E T H:

     In consideration of the mutual promises and other consideration described herein, the parties hereto agree that the Consultant will provide to the Company, consulting services in connection with the Company's business. The Consultant is willing to undertake to provide such services as hereinafter fully set forth:

1) Engagement
   ----------

     The Company hereby engages the Consultant to render services as a Consultant upon the terms and for the period provided herein.

2) Services to be provided by Consultant
   -------------------------------------

     Consultant shall advise the Company from time to time with respect to the operation of the Company's business, including but not limited to consulting with respect to corporate organization and structure, expansion of services, acquisitions and business opportunities, corporate filings, market strategies, and strategic relationships and alliances, and such other matters as the Company and Consultant shall mutually agree upon. Consultant's services shall be rendered at such times as the Company and Consultant shall mutually agree. The Company acknowledges that Consultant has other business and employment arrangements and Consultant shall be required to devote only such time to consulting services for the Company as shall be reasonably required to perform such services.

3) Compensation for Services
   -------------------------

     In consideration for the consulting services rendered and to be rendered by Consultant to the Company, the Company hereby agrees to issue to the Consultant __________________ shares of the Company's common stock which will be registered by the Company pursuant to the Securities Act of 1933 on Form S-8 (the"S-8 Shares"), as promptly as practicable after execution of this Agreement, and as such, will bear no restrictive legend or other restrictions on transfer or resale.

4) Expenses
   --------

     Subject to the Company's prior written approval in each instance, the Company shall reimburse the Consultant for its normal and reasonable expenses incurred in the performance of the Consultant's duties hereunder.

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5) Independent Contractor
   ----------------------

     Consultant shall be rendering services under this Agreement as an Independent Contractor. Nothing stated or implied shall give Consultant authority to represent himself to be an employee of the Company. The Consultant shall have no authority to bind the Company in any way.

6) Term
   ----

     This Agreement shall commence on the date hereof and continue for a period of six (6) months.

7) Miscellaneous
   -------------

     (a) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter herein, and supersedes and replaces any prior agreements and understanding, whether oral or written between the parties with respect to such matter.

     (b) No Implied Waivers. The failure of either party at any time to require performance by the other party of any provision hereof shall not affect in any way the right to require such performance at any time thereafter, nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of any subsequent breach of the same provision or any other provision.

     (c) Personal Services. It is understood that the services to be performed by the Consultant hereunder are personal in nature and the obligations to perform such services and the conditions and covenants of this Agreement cannot be assigned by the Consultant. Subject to the foregoing, and except as otherwise provided herein, this Agreement shall inure to the benefit of and bind the successors and assigns of the Company.

     (d) Severability. If for any reason any provision of this Agreement shall be determined to be invalid or inoperative, the validity and effect of the other provisions hereof shall not be affected thereby, provided that no such severability shall be effective if it causes a material detriment to any party.

     (e) Notices. All notices, requests, demands, instructions or other communications required or permitted to be given under this Agreement shall be in writing, and shall be deemed to have been duly given upon delivery, if delivered personally, or if given by prepaid telegram, or mailed first-class postage prepaid, registered or certified mail, return receipt requested, shall be deemed to have been given seventy-two (72) hours after such delivery, if addressed to the other party at the addresses set forth on the signature page below. Either party hereto may change the address to which such communications are to be directed by giving written notice to the other party hereto of such change in the manner above provided.

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8)   This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.




                                  ----------------------------------------------
                                                           , Consultant


                                  UNIVERSE2U INC.



                                  By:
                                     ------------------------------------------
                                     Angelo Boujos, Chairman




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